Current Accrued Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current Accrued Liabilities:
Accrued payroll, taxes and employee benefits	$ 51,558	$ 21,499
Accrued operating expenditures	40,635	36,785
Income, sales, use and other taxes	27,764	89,416
Self-insurance reserves	32,030	30,195
Insurance premium financing	8,358	7,443
Unsettled legal claims	0	2,600
Share-based compensation liabilities	2,968	1,146
Other	0	6,021
Total	$ 163,313	$ 195,105